UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 5, 2005
Date of Report (Date of earliest event reported)

	Exact Name of Registrant as Specified in Its Charter; State of	IRS Employer
Commission File	Incorporation; Address of Principal Executive Offices; and	Identification
Number	Telephone Number	Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.
Item 8.01. Other Events.
Procurement Rider Case
As previously reported, on February 25, 2005, Commonwealth Edison Company (ComEd), a subsidiary of Exelon Corporation (Exelon), made filings at the Illinois Commerce Commission (ICC) to commence a proceeding (referred to as the Procurement Rider Case) to establish the process by which ComEd will procure electricity beginning in 2007 and recover the costs from retail customers. In the Procurement Rider Case, ComEd is seeking approval to use the results of a competitive bidding process to procure electricity for its customers in the open market, using a reverse-auction process, to set retail rates. In that process, qualified energy suppliers would compete in a structured auction to provide energy to ComEd and its customers; the lowest bidders would provide the power needed at the price determined by the auction’s results; and ComEd would make no profit on the energy but would fully recover from its customers the cost of procurement. The ICC staff would oversee the entire process to assure a fair bidding process, and an auction manager would manage the process. The ICC held hearings on the Procurement Rider Case, which concluded on September 20, 2005.
On December 5, 2005, the ICC’s Administrative Law Judge assigned to the Procurement Rider Case issued a Proposed Order that recommended that the ICC approve a competitive procurement process similar to the process that ComEd proposed. A copy of the Proposed Order is attached to this Report on Form 8-K as Exhibit 99.1. The Proposed Order reaffirms earlier rulings by the Administrative Law Judge and the ICC that the ICC has legal authority under the Public Utilities Act to approve the auction and the resulting rates. The Proposed Order also increases regulatory oversight of the process.
The parties to the Procurement Case must file exceptions to the Proposed Order by December 19, 2005, and replies to the exceptions must be filed by December 27, 2005. The ICC’s final order is expected in January 2006, although the timing of that order may depend on the outcome of pending litigation (described in the Report on Form 8-K filed on October 14, 2005) challenging the ICC’s authority to act on ComEd’s proposal.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, ComEd, and Exelon Generation Company, LLC (Exelon Generation) (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) Exelon’s 2004 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd and Exelon Generation, (b) Exelon’s 2004 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 15 and Generation—Note 16, (c) Exelon’s Current Reports on Form 8-K filed on February 4, 2005 and May 13, 2005, including those discussed in Exhibit 99.2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Exelon — Business Outlook and the Challenges in Managing the Business” and Exhibit 99.3 “Financial Statements and Supplementary Data –

Exelon Corporation”, (d) Generation’s Current Report on Form 8-K filed on May 13, 2005, including those discussed in Exhibit 99.5 “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Exhibit 99.6 “Financial Statements and Supplementary Data” and (e) other factors discussed in filings with the SEC by Exelon, ComEd and Exelon Generation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of Exelon, ComEd, or Exelon Generation undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Proposed Order of ICC Administrative Law Judge, dated December 5, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets and Chief Financial Officer

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President and Chief Financial Officer

December 12, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Proposed Order of ICC Administrative Law Judge, dated December 5, 2005